UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2019

Kiniksa Pharmaceuticals, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
+44 808-189-6257

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.                    Results of Operations and Financial Condition.

On March 7, 2019, Kiniksa Pharmaceuticals, Ltd. (the “Company”) issued a press release announcing financial results for the fourth quarter and full-year ended December 31, 2018. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information contained in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing and except as expressly provided by specific reference in such filing.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2019, the Company’s Board of Directors (the “Board”) increased the number of directors constituting the Board from seven (7) directors to eight (8) directors and appointed Richard S. Levy, M.D. to the Board to fill the vacancy created thereby, all effective immediately. Dr. Levy is a member of the Class I directors, joining Sanj K. Patel and Thomas R. Malley.

Dr .Levy will receive standard non-employee director compensation (prorated, as applicable, for the length of his service during the current Board term) under the Company’s non-employee director compensation program as described under the section entitled “Director Compensation” in the Company’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on February 1, 2019 relating to our Registration Statement on Form S-1 (File No. 333-229394).

In connection with his appointment to the Board, the Company entered into its standard indemnification agreement for directors with Dr. Levy in substantially the form of indemnification agreement entered into by the Company with its other directors, which form of agreement was previously filed with the SEC on April 27, 2018 as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (333-224488).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Kiniksa Pharmaceuticals, Ltd., dated March 7, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: March 7, 2019	By:	/s/ Thomas Beetham

Thomas Beetham
Chief Legal Officer & Secretary

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